SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 15, 2004
                                                --------------------------------


                                Delta Mills, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                              ---------------------
                          (State of Other Jurisdiction
                                of Incorporation)

      333-376-17                                          13-2677657
---------------------------                        ------------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina          29606
-------------------------------------------------------------       -----------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                                -----------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2004, the Company entered into an amendment to its Revolving Credit and Security Agreement with GMAC Commercial Finance LLC, as lender and agent for the lenders. The amendment is described in the press release set forth in Exhibit 99.l to this current report, which exhibit is incorporated by reference herein.

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On October 15, 2004, the board of directors of the Company's sole shareholder Delta Woodside Industries, Inc. approved the realignment plan described in the press release set forth in Exhibit 99.1 to this current report. This realignment plan is expected to result in the range of costs associated with exit or disposal activities described in the press release. Exhibit 99.1 to this current report is incorporated by reference herein.

ITEM 2.06.  MATERIAL IMPAIRMENTS.

As part of the realignment plan adopted by the board of directors of Delta Woodside Industries, Inc. on October 15, 2004, the Company expects to record a second quarter pretax asset impairment and restructuring charge in the range described in the press release set forth in Exhibit 99.1 to this current report, which exhibit is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 Press release issued by Delta Woodside Industries, Inc. on October 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DELTA MILLS, INC.


Date:  October 20, 2004                   By: /s/ W. H. Hardman, Jr.
                                          -----------------------------------
                                          W.H. Hardman, Jr.
                                          Chief Financial Officer

                                    EXHIBITS

99.1     Press release issued by Delta Woodside Industries, Inc. on October  20,
         2004.